SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):     September 6, 2001


                       UNIVIEW TECHNOLOGIES CORPORATION
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

           Texas                      2-93668-FW              75-1975147
 (State of incorporation)        Commission File Number      (IRS Employer
                                                          Identification No.)

      17300 North Dallas Parkway, Suite 2050,                    75238
                   Dallas, Texas                               (Zip Code)
      (Address of principal executive offices)

                                (972) 233-0900
             (Registrant's telephone number, including area code)

 ITEM 2.   DISPOSITION OF ASSETS

                          FORWARD LOOKING STATEMENTS

      This report may contain "Forward Looking Statements," which are the expectations, plans, and projections of the management team of uniView Technologies Corporation and its subsidiaries (the "Company") which may or may not materialize, and which are subject to various risks and uncertainties. When used in this report, the words "plans," "believes," "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Factors which could cause actual results to materially differ from our expectations include the following: general economic conditions and growth in the high tech industry; competitive factors and pricing pressures; changes in product mix; the timely development and acceptance of new products; and the risks described from time to time in our SEC filings. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or change in our expectations or any change in events, conditions or circumstances on which any such statement may be based, except as may be otherwise required by the securities laws.

      A. On September 6, 2001, we consummated the sale of the Curtis Mathes[R] brand to CM Royalties, LLC, a newly formed investment group. The consideration of $4.5 million for the sale was paid in cash, a secured promissory note and cancellation of all of our secured debt. The transaction provides us with operating capital during a time in which most companies find it extremely difficult to raise capital. The terms of the agreement were established through arms length negotiations between the parties, and represents an estimated four years of projected royalty stream from the trademark. There exists no material relationship between CM Royalties and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

      B. We continue to operate in three primary areas, which are further defined below. Due to the ever changing business environment in which we have positioned ourselves, we are constantly called upon to adjust our focus and to apply resources to those areas which enjoy the greatest prospect of a high return on capital and personnel utilization. We consider ourselves fortunate that we have the flexibility and ability to utilize our resources with one or more of our operations without major personnel changes. We believe that our immediate business opportunities lie within our
 uniView|Softgen and Network America divisions. However, we believe our greater potential for the longer term lies within our digital media technology. Until the timing becomes more favorable for this technology, we expect to maintain viability through our other operations.

      In addition, we continue to focus on increasing shareholder value, generating profitable revenues, and positioning our balance sheet to best advantage. We have been awarded several contracts recently that are expected to contribute to short-term revenues and to our long-term stability. Our greatest challenges consist of (1) building the revenue stream in a difficult market, (2) finalizing additional contracts on projects currently in progress, (3) communicating to the investment community our current and future capabilities, and (4) funding operations as we increase revenues, while maintaining our technological edge in the industry.

      We are now positioned into three distinct divisions:

 1) Network America, Inc. ("NWA") is a full-service infrastructure provider of design and cabling services for high-speed voice/data networks in multiple environments. This division has been in operations for over 10 years and has an outstanding reputation in its market. NWA has supplied services for educational, commercial and governmental networks including Williams Telecommunications, American Airlines, Tulsa Federal Employees Credit Union, Conoco, Xeta Corporation, and the cities of Tulsa and Broken Arrow, Oklahoma. NWA is an Ortronics Certified Installer Plus, the highest rating available in Ortronics, as well as a Berk-Tek OASIS Certified Integrator. NWA also performs specific network hardware design, buildup and implementation of these systems for schools, universities, and businesses, and supplies other divisions of the Company their hardware requirements. NWA is currently our largest single revenue contributor.

 2) uniView Softgen Corporation ("uniView|Softgen") is a global provider of enterprise-wide computer telephony integration (CTI) software solutions for contact centers. uniView|Softgen's flagship product, CIMphony[TM], is a client/server, open architecture tool kit designed to support single site and geographically distributed call centers from 10-4000+ agents. CIMphony is bundled with a suite of applications providing screen pop, graphical reporting, outbound predictive dialing, statistical data collection, Internet contact center capabilities, and attribute-based routing. uniView|Softgen develops and implements flexible call center management solutions for a number of industries including banking/finance, insurance, utility and education. Key customers include HSBC, British Bank of the Middle East, Banco De Costa Rica, Lexis-Nexis, AT&T Broadband and Cable & Wireless.

 3) uniView Technologies Products Group, Inc. ("UPG") is responsible for the design and enhancement of our products, including our premier digital media device, the uniView[R] model 310, which delivers the highest quality video, audio and gaming features through broadband networks. This division offers and markets its enhanced digital media solutions to customers worldwide, including hospitality, utility, banking and telecommunication companies. It has recently introduced the UDK (uniView Development Kit) and the dXb transaction server software. UPG also supports our other divisions by customizing applications, modifying products, and evaluating other products from either customers or internal sources. Key technology partners include Microsoft (Windows Media Player), Intertainer (on-demand entertainment content provider), Intel, and ATI Technologies.

      We believe that we are positioned to capitalize on the predicted future expansion of the convergence and broadband industry, through implementation of contracts already in place and others to be negotiated. We have considerable experience in video on demand, video conferencing, enhanced call center applications, as well as network infrastructure. We expect to be in the forefront in these areas in the future as customer demands and actual deployments become more pronounced.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements:  None.

      (b) Exhibits: Reference is made to the Exhibit Index at the end of this Form 8-K report for a list of all exhibits filed with and incorporated by reference in this report.


 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               uniView Technologies Corporation
                                    (Registrant)

                               By:  /s/ Patrick A. Custer
                                    -------------------------------------
                                    Patrick A. Custer
                                    Chief  Executive Officer
                                    (Principal Financial and Duly Authorized
                                    Officer)


 Date:     September 20, 2001




                       UNIVIEW TECHNOLOGIES CORPORATION

                                EXHIBIT INDEX

Exhibit                                                               Sequential
Number               Description of Exhibits                             Page
------               -----------------------                             ----
 2*     Agreement for Purchase and Assignment of Trademarks.               7

 4.1 Form of Common Stock Certificate of the Company (filed as Exhibit "4.2" to the Company's annual report on Form 10-K for the fiscal
        year ended June 30, 1994 and incorporated herein by reference.)   N/A

 4.2    uniView Technologies Corporation 1999 Equity Incentive Plan (filed as Exhibit "4.4" to the Company's Registration Statement on Form
        S-8 filed with the Commission on July 12, 2000 and incorporated
        herein by reference.)                                             N/A

 4.3    Series A Preferred Stock terms and conditions (filed as Exhibit
        "4.3" to the Company's annual report on Form 10-K for the fiscal
        year ended June 30, 1994 and incorporated herein by reference.)   N/A

 4.4    Series H Preferred Stock terms and conditions (filed as Exhibit
        "4.4" to the Company's Registration Statement on Form S-3
        originally filed with the Commission on June 20, 1996 and
        incorporated herein by reference.)                                N/A

 4.5    Series 1999-D1 Preferred Stock terms and conditions (filed as
        Exhibit "4.6" to the Company's Registration Statement on Form
        S-3 filed with the Commission on June 28, 1998 and incorporated
        herein by reference.)                                             N/A

 4.6 Form of warrant issued in connection with Series 1998-A1 Preferred Stock (filed as Exhibit "4.7" to the Company's Registration
        Statement on Form S-3 filed with the Commission on July 20, 1998
        and incorporated herein by reference.)                            N/A

 4.7 Form of warrant issued in connection with private placement to Bonanza Partners, Ltd. (filed as Exhibit "4.11" to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended
        December 31, 1999 and incorporated herein by reference.)         N/A

 4.8 Form of warrant issued in connection with acquisition of certain assets of Softgen International, Inc. (filed as Exhibit "4.12"
        to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1999 and incorporated herein by
        reference.)                                                      N/A

 4.9    Form of warrant issued in connection with private placement to LBI Group, Inc. (filed as Exhibit "4.5" to the Company's Registration Statement on Form S-3 filed with the Commission
        on May 19, 2000 and incorporated herein by reference.)           N/A

 4.10   Form of Securities Purchase Agreement for private placement to
        First Ecom.com, Inc. (filed as Exhibit "4.21" to the Company's Annual Report on Form 10-K for the fiscal year ended June 30,
        2000 and incorporated herein by reference.)                      N/A

 4.11   Form of warrant issued in connection with private placement to Founders Partners VI, LLC (filed as Exhibit "4.5" to the Company's Registration Statement on Form S-3 filed with the Commission on October 10, 2000 and incorporated herein by
        reference.)                                                      N/A

 4.12   Form of warrant issued to Sagemark Capital, L.P. in connection with a loan to the Company (filed as Exhibit "4.11" to the
        Company's Quarterly Report on Form 10-Q for the fiscal quarter
        ended December 31, 2000 and incorporated herein by reference.)   N/A
 ______________
 *  Filed herewith.